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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               ________________

      Date of Report (Date of earliest event reported): February 27, 2001



                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
            (Exact name of registrant as specified in its charter)



           Delware                     333-77215                  13-3291626
 (State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


   1585 Broadway, 2nd Floor                                    10036
      New York, New York                                     (Zip Code)
    (Address of Principal
      Executive Offices)







      Registrant's telephone number, including area code: (212) 761-4700

   _______________________________________________________________________

Item 5.   Other Events
          ------------

               Incorporation of Certain Documents by Reference
               -----------------------------------------------

          The consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Inc. (which was filed with the Securities and Exchange Commission on March 24, 2000; Commission File Number 001-12644) -- and the unaudited consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of September 30, 2000 and for the periods ending September 30, 2000 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Inc. for the period ended September 30, 2000 -- which was filed with the Securities and Exchange Commission on November 13, 2000 -- are hereby incorporated by reference in (i) this Annual Report on Form 10-K; (ii) the registration statement (No. 333-77215) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

          Consents
          --------

          In connection with the issuance of the Mortgage Pass-Through Certificates, Series 2001-1 (the "Certificates"), the registrant is filing herewith the consent to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Certificates. The consent is attached hereto as Exhibit 23.1.





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:



               Exhibit No.               Description
               -----------               -----------

               23.1                      Consent of PricewaterhouseCoopers LLP




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Morgan Stanley Dean Witter Capital I Inc.
                                ------------------------------------------
                                  As Depositor and on behalf of Morgan
                                  Stanley Dean Witter Capital I 2001-1
                                  Trust Registrant



                                 By: /s/ Warren Friend
                                     ______________________________________
                                     Name:  Warren Friend
                                     Title:  Vice President






Dated: February 27, 2001

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

   23.1        Consent of PricewaterhouseCoopers LLP



EXHIBIT 23.1
------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Morgan Stanley Dean Witter Capital I Inc. relating to Morgan Stanley Dean Witter Capital I 2001-1 Trust, of our report dated January 25, 2000, except for Note 18, as to which the date is March 14, 2000 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".

                                          /s/ PricewaterhouseCoopers LLP



February 26, 2001